UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 12, 2002

CAPITAL AUTO RECEIVABLES, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-75464	38-3082892
(State or other jurisdiction of	Commission	(I.R.S. Employer
incorporation or organization)	File Number	Identification No.)

Corporation Trust Center 1209 Orange Street, Wilmington, DE		19801
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		302-658-7581

Items 1-4.    Not Applicable.

Item 5          Other Events

The registrant previously filed a series term sheet, dated November 1, 2002, setting forth a description of the collateral pool and the proposed structure of $420,000,000 aggregate principal amount of Class A-1 Asset Backed Notes (the Class A-1 Notes”), $1,180,000,000 aggregate principal amount of Class A-2 Asset Backed Notes (the “Class A-2 Notes”), $730,000,000 aggregate principal amount of Class A-3 Asset Backed Notes (the “Class A-3 Notes”), $608,363,000 aggregate principal amount of Class A-4 Asset Backed Notes (the “Class A-4 Notes,” and, together with the Class A-1 Notes, Class A-2 Notes and the Class A-3 Notes, the “Notes”) and $89,969,000 aggregate initial Certificate Balance of Asset Backed Certificates (the “Certificates” and together with the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, the “Offered Securities”) of Capital Auto Receivables Asset Trust 2002-5 (the “Trust”), as an Exhibit to the Current Report on Form 8-K, dated as of November 4, 2002. Capital Auto Receivables, Inc. will initially retain Certificates with an initial Certificate balance of $908,538.85.

Item 6.    Not applicable.

Item 7.    Exhibits.

Exhibit	5.1 The following is filed as an Exhibit to this Report under Exhibit 5.1

Opinion of counsel of Kirkland & Ellis, dated as of November 12, 2002.

Exhibit	8.1 The following is filed as an Exhibit to this report under Exhibit 8.1

Opinion of Counsel of Kirkland & Ellis, dated as of November 12, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAPITAL AUTO RECEIVABLES, INC.
(Registrant)

/s/ WILLIAM F. MUIR
Dated: November 12, 2002	William F. Muir, Chairman of the Board